SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)


Filed by the registrant |X|

Filed by a party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary proxy statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive proxy statement

|_|   Definitive additional materials

|_|   Soliciting material pursuant to Section 240.14a-11(c) or
      Section 240.14a-12



                               TNR TECHNICAL, INC.
        ----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.

(3)   Filing Party:

(4)   Date Filed:

                               TNR TECHNICAL, INC.
                             301 Central Park Drive
                             Sanford, Florida 32771
                                 (407) 321-3011

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                 TO BE HELD ON NOVEMBER 29, 2001, AT 11:00 A.M.


To the Shareholders of TNR Technical, Inc.

         Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of TNR Technical, Inc., a New York corporation (the "Company" or "TNR"), will be held at the executive offices of TNR at 301 Central Park Drive, Sanford, Florida 32771 on November 29, 2001 at the hour of 11:00 A.M. local time for the following purposes:

         (1)      To elect six Directors of the Company for the coming year; and

         (2) To transact such other business as may properly come before the Meeting.

         Only shareholders of record at the close of business on October 29, 2001 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                            By Order of the Board of Directors

                                            Kathie Thaw, Secretary

October 30, 2001

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                               TNR TECHNICAL, INC.
                             301 Central Park Drive
                             Sanford, Florida 32771
                                 (407) 321-3011

                                 PROXY STATEMENT

         This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of TNR Technical, Inc. ("TNR" or the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") referred to in the foregoing notice. It is contemplated that this Proxy Statement (which includes the Company's annual report on Form 10-K for its fiscal year ended July 31, 2001, exclusive of exhibits), together with the accompanying form of proxy will be mailed together to shareholders on or about October 31, 2001.

         The record date for the determination of shareholders entitled to notice of and to vote at the Meeting is October 29, 2001. On that date there were issued and outstanding approximately 258,800 shares of Common Stock, par value $.02 per share. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share held in his name on the record date. In Proposal No. 1, directors will be elected by a plurality of the votes cast at the Meeting. Any other proposals that may come before the meeting will be decided by a majority of the votes cast at the Meeting.

         All proxies received pursuant to this solicitation will be voted (unless revoked) at the Annual Meeting of November 29, 2001 or any adjournment thereof in the manner directed by a shareholder and, if no direction is made, will be voted for the election of each of the management nominees for director in Proposal No. 1. If any other matters are properly presented at the meeting for action, which is not presently anticipated, the proxy holders will vote the proxies (which confer authority to such holders to vote on such matters) in accordance with their best judgment. A proxy given by a shareholder may nevertheless be revoked at any time before it is voted by communicating such revocation in writing to the transfer agent, American Stock Transfer & Trust Company, at 40 Wall Street, New York, New York 10005 or by executing and delivering a later-dated proxy. Furthermore, any person who has executed a proxy but is present at the Meeting may vote in person instead of by proxy; thereby canceling any proxy previously given, whether or not written revocation of such proxy has been given.

         As of the date of this Proxy Statement, the Board of Directors knows of no matters other than the foregoing that will be presented at the Meeting. If any other business should properly come before the Meeting, the accompanying form of proxy will be voted in accordance with the judgment of the persons named therein, and discretionary authority to do so is included in the proxies. All expenses in connection with the solicitation of this proxy will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services, may solicit proxies by telephone, telegraph or personal calls. Management does not intend to use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares. All solicitation expenses will be borne by the Company.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Management recommends that you vote in favor of the six nominees named to the Board of Directors. Directors will be elected by a plurality of the votes cast at the Meeting.

         Six directors are to be elected at the meeting for terms of one year each and until their successors shall be elected and qualified. It is intended that votes will be cast pursuant to such proxy for the election of the six persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld. All six of the nominees named in the table below are now members of the Board of Directors. In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors. The following table sets forth information concerning each proposed director of the Company.


                                        Term            First
                                        Of              Became              Principal
Name                      Age           Office          Director            Occupation
----                      ---           ------          --------            ----------

Wayne Thaw                43             (1)              1983              Chairman of the Board,
                                                                            Chief Executive Officer
                                                                            And President of the
                                                                            Company

Norman L. Thaw            67             (1)              1979              President of Stride Rite
                                                                            Stables, Inc., Private Investor

Jerrold Lazarus           68            (1)               1987              Retired

Kathie Thaw               45            (1)               1996              Vice-President of the
                                                                            Company

Mitchell Thaw             44            (1)               1998              Temporarily retired

Patrick Hoscoe            37            (1)               1998              Vice-President and
                                                                            Operations Manager
                                                                            Of the Company's
                                                                            West Coast Division

         During fiscal 2001, the Board of Directors held one meeting which was attended in person or by telephone by all directors. The Company's last annual meeting of shareholders was held on December 11, 2001. Of the shares of Common stock eligible to vote at such meeting, 210,028 shares were present in person or proxy. At such meeting, Jerrold Lazarus, Norman Thaw, Wayne Thaw Kathie Thaw, Mitchell Thaw and Patrick Hoscoe were elected directors. The inspectors of election reported that the holders of (i) 204,464 shares cast their votes in favor of Jerrold Lazarus and 5,564 were against; (ii) 204,464 shares cast their votes in favor of Norman Thaw and 5,564 shares were against; (iii) 204,469 shares cast their votes in favor of Wayne Thaw and 2,559 shares were against;
(iv) 204,469 cast their votes in favor of Kathie Thaw and 2,559 were against;
(v) 204,469 cast their votes in favor of Mitchell A. Thaw and 2,559 were against and (vi) 204,469 cast their votes in favor of Patrick Hoscoe and 2,559 shares were against.

Family Relationships

         Norman L Thaw is the father of Wayne Thaw and Mitchell Thaw. Wayne Thaw and Kathie Thaw are married.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. During fiscal 2001, no officers, directors or greater than 10% stockholders filed any forms late.

Report of the Company's Board of Directors as to the lack of both an Audit Committee and Independent Directors to form a majority of an Audit Committee

         The Company does not currently have an Audit Committee of its Board of Directors or independent directors to form the majority of an Audit Committee. It is the intention of the Board of Directors to use its best efforts after the Company's November 29, 2001 stockholder meeting to obtain two qualified persons to serve as independent board members and on a newly formed Audit Committee which would likely consist of three members of the Board, a majority of whom are independent as defined in Rule 4200(a)(14) of the NASD's Listing Standards. In this event, the Board would likely expand the number of directors to eight and to fill the vacancies with the two independent persons selected by the Board. No assurances can be given that the Board's efforts to select two persons to serve as independent directors and on the proposed Audit Committee will be successful. In the event an Audit Committee is formed, it would assist the Board in fulfilling its responsibility for oversight of the quality and integrity of the Company's accounting, auditing and reporting practices.

         The Company's Common Stock is traded on the OTC Electronic Bulletin Board under the symbol "TNRK."

         In October 2001, the Board discussed the audited consolidated financial statements of the Company as of July 31, 2001, 2000 and 1999 and for the years then ended with Management and Parks, Tschopp, Whitcomb & Orr P.A. Management has the primary responsibility for the financial statements and the reporting process. Management has discussed with Parks, Tschopp, Whitcomb & Orr, P.A., the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as modified or supplemented. Management received written disclosures and a letter from Parks, Tschopp, Whitcomb & Orr, P.A., required by Independence Standards Board Standard No. 1, as modified or supplemented, and discussed with them their independence. Management has determined that Parks Tschopp, Whitcomb & Orr, P.A., is independent and has recommended to the Board its continued selection as independent auditors for the Company's year ended July 31, 2001. In the future, the proposed Audit Committee, if formed, would assist the Board in fulfilling its responsibilities.

         During the past fiscal year and the two months ended September 30, 2001, Parks Tschopp, Whitcomb & Orr, P.A., has not provided any financial information systems design and implementation services or any other non-audit services to the Company except for the review of the Company's Form 10-QSB's, tax services and limited consulting services. In the future, the Audit Committee, if formed, would consider whether Parks, Tschopp, Whitcomb & Orr, P.A., provision of financial information systems design and implementation services, if any, and any other non-audit services to the Company will be compatible with maintaining the independence of Parks, Tschopp, Whitcomb & Orr, P.A. The fees paid by the Company to Parks, Tschopp, Whitcomb & Orr, P.A., for fiscal 2001 were as follows:

                         Financial Information Systems Design
         Audit Fees            and Implementation Fees           All Other Fees
         ----------            -----------------------           --------------

         $15,900                      $-0-                           $3,750

         In October 2001, the Board of Directors in the absence of an Audit Committee, reviewed the audited consolidated financial statements of the Company as of July 31, 2001, 2000 and 1999 and for the years then ended to be included in the Company's Annual Report on Form 10-K for its year ended July 31, 2001 for filing with the Securities and Exchange Commission and considered the above discussed matters and the Board recommended the inclusion of these audited consolidated financial statements in the Form 10-K filing.

                                                     THE BOARD OF DIRECTORS
                                                     Wayne Thaw, Chairman
                                                     Jerrold Lazarus
                                                     Norman Thaw
                                                     Kathie Thaw
                                                     Mitchell Thaw
                                                     Patrick Hoscoe

Executive Compensation

         Incorporated by reference is the contents of Item 11 of TNR's Form 10-K for its fiscal year ended July 31, 2001, a copy of which is annexed to this Proxy Statement as Exhibit A.

Security Ownership of Management and Others

         Incorporated by reference is the contents of Item 12 of TNR's Form 10-K for its fiscal year ended July 31, 2001, a copy of which is annexed to this Proxy Statement as Exhibit A.

Certain Transactions

         Incorporated by reference is the contents of Item 13 of TNR's Form 10-K for its fiscal year ended July 31, 2001, a copy of which is annexed to this Proxy Statement as Exhibit A.

                         FINANCIAL AND OTHER INFORMATION

         Accompanying this Proxy Statement as Exhibit A is the Company's 2001 Annual Report on Form 10-K for its fiscal year ended July 31, 2001 (excluding exhibits). The Company incorporates by reference the information contained in the Company's 2001 Annual Report.

                                    AUDITORS

         The principal accountant who has been selected by the Company for the current fiscal year is Parks, Tschopp, Whitcomb & Orr, P.A. who served as the Company's independent public accountant for the fiscal year ended July 31, 2001. It is expected that a representative of Parks, Tschopp, Whitcomb & Orr, P.A. will be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be presented for consideration at the Annual Meeting.

                     AVAILABILITY OF SECURITIES AND EXCHANGE
                             COMMISSION'S FORM 10-K

         THE COMPANY'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED JULY 31, 2001 ON FORM 10-K INCLUDES THE FINANCIAL STATEMENTS, SCHEDULES AND EXHIBITS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION; SUCH REPORT IS ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT A (EXCLUSIVE OF EXHIBITS). ADDITIONAL COPIES OF SUCH REPORT ARE AVAILABLE WITHOUT CHARGE TO THE STOCKHOLDERS UPON WRITTEN REQUEST. SUCH MATERIAL CAN BE OBTAINED BY WRITING TNR ATTENTION SHAREHOLDER RELATIONS, 301 CENTRAL PARK DRIVE, SANFORD, FLORIDA 32771.

Stockholders Proposals for the Next Annual Meeting

         Proposals of security holders intended to be presented at the next Annual Meeting must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting as soon as possible but no later than July 31, 2002.

                                                TNR TECHNICAL, INC.

                                                Kathie Thaw, Secretary

                                                                           PROXY

                      TNR TECHNICAL, INC. - ANNUAL MEETING
                  To be held on November 29, 2001 at 11:00 A.M.
           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned shareholder of TNR Technical, Inc., a New York corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated October 30, 2001 and hereby constitutes and appoints Wayne Thaw and Kathie Thaw or either of them acting singly in the absence of the other, with a power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of the Company held by the undersigned at the Annual Meeting of Shareholders of the Company to be held at the executive offices of the Company at 301 Central Park Drive, Sanford, Florida 32771, on November 29, 2001 at 11:00 A.M. local time and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

1.       The election of the six directors nominated by the Board of Directors.

         FOR all nominees listed below          WITHHOLD AUTHORITY to vote
         (except as indicated below),           for all nominees listed below,
         please check here  / /                 please check here  / /

Jerrold Lazarus      Norman L. Thaw        Wayne Thaw      Kathie Thaw
Mitchell Thaw        Patrick Hoscoe

To withhold authority to vote for any individual nominee or nominees write such nominee's or nominees' name(s) in the space provided below.)


               --------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors favors a "FOR" designation for proposals No. 1. This proxy when properly executed will be voted as directed. If no direction is indicated, the proxy will be voted for the election of the six named individuals as directors.

Dated                                    2001
      ----------------------------------

                                         (L.S.)
-----------------------------------------

                                         (L.S.)
-----------------------------------------

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.